Fellow Shareholders

The brief summer rally in Japanese stocks fizzled out last quarter, bringing your fund's unsettling fiscal year to a somber conclusion. The market was dogged all year by a stalled economy, deflation, an abundance of bad loans at banks, and, until recently, the strong yen's restraining effect on international demand.

        Although the yen weakened in the last quarter, making Japanese stocks more affordable to foreigners, local investors remained on the sidelines, concerned about the sluggish economy and the shakiness of the banking system. While the market produced positive returns in local currency terms, the strengthening dollar led to losses for U.S. investors. In dollar terms, the Tokyo Stock Exchange First Section (large companies) fell 9.1% for the three-month period and the Second Section (smaller companies) dropped 2.9%. They were also down significantly for the year. Smaller companies, which represent about 15% of your fund, were especially hurt by the poor economic climate, although they rebounded strongly in the last quarter.

        Your fund's results for the quarter, though negative, exceeded the large-company index by a wide margin, but lagged the small-company benchmark. Performance was helped by our strategy of shunning troubled financial stocks, particularly banks, in favor of areas that benefit more from the weakening yen and slowly improving economy. Nevertheless, the

Performance Comparison


                         Periods Ended 10/31/95
                          3 Months   12 Months
                         ---------   ---------
Japan Fund                 -3.6%       -12.9%
TSE First Section Index    -9.1        -15.5
TSE Second Section Index   -2.9        -19.3
_______________________________________________

market's general malaise caused the fund to show a loss for the fiscal year, though not as deep as our benchmarks' losses.

Market Review

In the most important development of the quarter, the government finally awoke from its slumber with a vengeance. Recognizing the threat of deflation, the Bank of Japan cut the Official Discount Rate by another 50 basis points to 0.5%, began outright intervention in the foreign exchange markets, and vigorously purchased bonds to inject liquidity into the banking system. In September, the government also announced eight trillion yen (about $80 billion) in new expenditures in the sixth supplementary budget since August 1992. That alone should increase economic growth by more than 1.5% over the next 18 months.

        The government also attacked the main source of the banks' bad debt problems--the real estate industry. Despite earlier resistance, some public money will likely be tapped to prevent the collapse of housing loan companies. In addition, the government is likely to ease the confiscatory capital gains taxes that have hampered liquidity in the real estate market. Those moves, coupled with improving bank operating margins spurred by record low short-term interest rates, should help banks dig out of their debt hole within the next three to five years.

        These stimulus measures were sorely needed to bolster the sluggish economy. Industrial production declined steadily since the spring, a worsening inventory/shipments ratio portended further production cutbacks, housing starts remained weak, unemployment reached a record level (3.2%), and overall retail sales dropped. The biggest problem remains deflation: wholesale prices have been falling, severely crimping corporate profits. In a typical move, the auto companies, facing slack overseas demand all year due to the generally strong yen, asked all their suppliers for 30% price cuts over the next two years. One bright spot in the economy was a rise in capital expenditures to replace machines installed in the late 1980s.

        While financial issues continued to underperform due to the banking crisis, electrical and basic materials companies benefited from the weakness of the yen and improved earnings prospects.

Portfolio Strategy

During the quarter, we maintained your fund's emphasis on capital equipment stocks at 43% of net assets. These companies have valuations that are about half the level of the overall market and good growth prospects as the economy gradually improves. In particular, we like component and industrial electronic companies, which were helped by strong demand for personal computers and mobile telecommunications. During the quarter, we added the former national telephone monopoly, NTT, encouraged by its renewed focus on profits. In addition, we own the leading mobile telecommunications operator DDI. However, we took profits in some companies that enjoyed strong runs, such as semiconductor equipment manufacturer Advantest.

        Our other main focus is on service industries. Since we expect consumer spending to pick up as the economy improves, we remained overweighted in well-managed, large retailers such as Marui and Ito-Yokado. The fund also holds some fast-growing smaller retailers, such as Sogo Denki (electrical appliances).

        Given our growth emphasis, the fund has no exposure to banks and electric utilities and is underweighted in basic material suppliers because of their poor long-term prospects. However, we remained overweighted in housing-related stocks because of attractive valuations and a favorable outlook arising from the shortage of housing in Japan.

Industry Diversification

[CHART APPEARS HERE]

Edgar description: A pie chart showing percent of net assets invested in various industry sectors as of 10/31/95.
________________________________________________________________________________

        As for currency strategy, your fund remained unhedged over the last year. Despite tremendous volatility in yen/dollar exchange rates during the year, the net fluctuation was limited, justifying our strategy. While the yen will likely encounter some periods of weakness, we believe it will experience gradual, long-term appreciation versus the dollar, benefiting returns to U.S. investors and reducing the need for hedging. Of course, if our view changes, we will reconsider our strategy. Our main focus, as always, remains on selecting stocks that will produce above-average returns given a reasonable investment environment.

Outlook

After a few false starts in the last two years, we believe the economy is poised to recover modestly, with growth of around 2% next year and further expansion in 1997 and 1998. Longer-term interest rates are at record lows and, assuming subdued inflation, should rise gently over the next six months, but not enough to tarnish the appeal of equities relative to bonds. The weaker yen, improving international demand, a more stable domestic situation, and corporate restructuring should help earnings rebound over the next two years. Most important, valuations in some areas of the market, especially those sensitive to the improving economy such as manufacturing and retailing, still look reasonable.

        One note of caution: any wavering by the government on planned stimulus measures could lead to a setback for the economy and the stock market. Otherwise, we believe U.S. investors can expect reasonable returns from the Japanese market in the next year.

                                       Respectfully submitted,

                                       /s/ Martin G. Wade

                                       Martin G. Wade
                                       President

November 17, 1995


Portfolio Highlights
Periods Ended October 31, 1995


Change in Price Per Share
-------------------------------
3 Months (From $9.74 to $9.39)              $ -0.35
12 Months (From $11.64 to $9.39)              -2.25
---------------------------------------------------
Total Net Assets                     $181.4 million
___________________________________________________

Twenty-Five Largest Holdings
October 31, 1995


                               Percent of
                               Net Assets
                               ----------
Kyocera                             3.7%
Mitsubishi Heavy Industries         3.2
Nippon Denso                        2.9
NEC                                 2.8
Nippon Steel                        2.8
Mitsui Fudosan                      2.7
Canon                               2.5
Nomura Securities                   2.5
Hitachi                             2.3
East Japan Railway                  2.3
Matsushita Electric Industrial      2.2
Ito-Yokado                          2.2
Sharp                               2.1
Sankyo                              2.1
Marui                               2.1
Sekisui Chemical                    2.0
TDK                                 2.0
Daiichi Pharmaceutical              1.8
Sumitomo                            1.8
Daiwa House                         1.8
Sumitomo Electric                   1.8
Sony                                1.7
Kuraray                             1.6
Fanuc                               1.6
Murata Manufacturing                1.6
---------------------------------------
Total                              56.1%
_______________________________________

Average Annual Compound Total Return
Periods Ended October 31, 1995

                    Since Inception
        1 Year         (12/30/91)
       --------     ---------------
        -12.87%         2.57%


________________________________________________________________________________

Note: For the above periods ended 9/30/95, the fund's returns were -7.55% and 3.63%, respectively.

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
________________________________________________________________________________

Performance Comparison

[INSERT CHART HERE]

                      Japan       Tokyo Stock
                      Fund        Exchange 1
                     ------       -----------
12/31/91            $10,000        $10,000
10/31/92              8,580          7,558
10/31/93             11,580         10,048
10/31/94             12,652         11,598
10/31/95             11,024         10,048

________________________________________________________________________________

Security Classification
October 31, 1995


                  Percent              Market
                   of Net    Cost       Value
                   Assets    (000)      (000)
                  -------  --------   --------
Common Stocks
  and Warrants     97.0%   $189,453   $175,906
Short-Term
  Investments       2.9       5,211      5,211
                   ----    --------   --------
Total Investments  99.9     194,664    181,117
Other Assets Less
  Liabilities       0.1         274        266
----------------------------------------------
Total Net Assets  100.0%   $194,938   $181,383
______________________________________________


Statement of Net Assets
T. Rowe Price Japan Fund/October 31, 1995
(values in thousands)


                                                       Value
                                                      -------
JAPAN -- 97.0%
COMMON STOCKS & WARRANTS
  288,000 shs       Amada.......................     $ 2,872
   10,000           Amway Japan.................         381
   21,000           Apollo Electronics..........         519
    7,200           Asatsu......................         248
   34,000           Avon Products...............         141
  267,000           Canon.......................       4,568
    6,000           Canon Sales.................         142
    7,000           Chofu Seisakusho............         164
  174,000           Citizen Watch...............       1,192
  271,000         * Dai Nippon Screen
                         Manufacturing..........       2,421
   39,000           Daibiru.....................         397
   64,000           Daifuku.....................         763
  238,000           Daiichi Pharmaceutical......       3,327
  219,000           Daiwa House.................       3,276
      216           DDI.........................       1,751
    7,000           Disco.......................         263
      897           East Japan Railway..........       4,235
    8,000           Eidensha....................          93
      560 wts     * Eidensha, 2/14/96 (DEM).....           9
    4,000 shs       Emoto Industry..............          54
   13,000           Enix........................         470
    4,000           Enplas......................          87
    7,000           F.C.C.......................         216
   67,000           Fanuc.......................       2,902
    9,000           Glory.......................         316
   25,000         * Hamada Printing Press.......         172
    4,200           Hirose Electric.............         268
  415,000           Hitachi.....................       4,260
   28,000           Hitachi Tool Engineering....         153
  569,000           Hitachi Zosen...............       2,798
  119,000           Honda Motor.................       2,071
   18,000           Horiba......................         202
   37,000           Idec Izumi..................         318
  155,000           Inax........................       1,397
   24,000           Ishiguro Homa...............         429
   74,000           Ito-Yokado..................       4,044
   54,000           Iwata Air Compressor
                        Manufacturing...........         267
   42,000           Japan Airport Terminal......         480
   28,000           Japan Living Service........         177
  226,000           Japan Synthetic Rubber......       1,379
   17,000           Juel Verite Ohkubo..........         117
       40 wts     * Juel Verite Ohkubo,
                         3/10/98 (CHF)..........           3
   33,000 shs       Juken Sangyo................         381
   10,000           Kansai Sekiwa Real Estate...         166
    8,000           Kato Denki..................         210
    4,200           Keyence.....................         517
   13,000           Kirin Beverage..............         197
   16,000           KOA.........................         260
  253,000           Komatsu.....................       1,979
  108,000           Komori......................       2,555
   15,400           KTK Telecommunications
                         Engineering............         155
  330,000           Kumagai Gumi................       1,265
  299,000           Kuraray.....................       2,952
   83,000           Kyocera.....................       6,799
    9,200           Kyokuto Kaihatsu Kogyo......         202
    4,000           Levi Strauss Japan
                          Kabushiki Kaisha......          59
    9,000           Lintec......................         128
    9,100           Mabuchi Motor...............         551
  216,000           Marui.......................       3,737
    3,000         * Maruwa Ceramic..............         226
    7,000           Masaru......................          52
    3,700           Matsumotokiyoshi............          87
  287,000           Matsushita Electric
                          Industrial............       4,068
   34,000           Meitec......................         555
   38,000           Meitetsu Transport..........         218
    1,500 wts     * Meitetsu Transport,
                          4/30/97 (CHF).........          63
  132,000 shs       Mitsubishi..................       1,458
  755,000           Mitsubishi Heavy
                          Industries............       5,823
  433,000           Mitsui Fudosan..............       4,952
  146,000           Mitsui Petrochemical
                          Industries............       1,158
   12,000           Mori Seiki..................         237
   11,000           Mos Food Services...........         275
   82,000           Murata Manufacturing........       2,878
   27,000           Namura Shipbuilding.........         150
  108,000           National House..............       1,837
    6,000           Natoco Paint................          88
  385,000           NEC.........................       5,081
   32,000           New Japan Securities........         150
   50,000           Nichicon....................         675
    5,000           Nichiei.....................         310
    3,000           Nihon Dempa Kogyo...........          77
   25,000         * Nippon Columbia.............         142
  285,000           Nippon Denso................       5,210
   40,000           Nippon Denwa Shisetsu.......         331
   79,000           Nippon Hodo.................       1,228
   11,000           Nippon Kagaku Yakin.........         104


                                                      Value
                                                     -------
   27,000 shs       Nippon Konpo Unyu Soko......         219
   25,000           Nippon Seiki................         276
1,531,000           Nippon Steel................       5,074
      276           Nippon Telephone
                        & Telecom...............       2,264
   36,000           Nippon Thompson.............         294
   26,000           Nippon Yusoki...............         102
    6,000           Nissha Printing.............          73
   27,000           Nitta.......................         446
  248,000           Nomura Securities...........       4,534
   20,000           Okasan Securities...........          80
   13,000           Osaka Organic Chemical......         116
   12,000           Paltac......................         129
  144,000           Pioneer Electronic..........       2,210
    7,800           Promise.....................         307
   11,700           Rinnai......................         259
   80,000           Ryoyo Electro...............       1,869
    5,000           Sangetsu....................         113
   17,000           Sanken Electric.............         160
  170,000           Sankyo......................       3,739
   11,000         * Sankyo Engineering..........         176
   14,000           Sanoyas Hishino Meisho......          68
   24,000         * Sanyo Securities............          73
   30,000           Sega Enterprises............       1,590
  279,000           Sekisui Chemical............       3,627
  214,000           Sekisui House...............       2,469
   11,000           Senshukai...................         206
  275,000           Sharp.......................       3,817
  101,000           Shinetsu Chemical...........       2,064
    9,000           Shinkawa....................         321
   36,000           Sintokogio..................         268
    2,900           SMC.........................         204
   42,000         * Sodick......................         398
   44,000           Sogo Denki..................         196
   70,400           Sony........................       3,166
  363,000           Sumitomo....................       3,300
  283,000           Sumitomo Electric...........       3,265
  166,000           Sumitomo Forestry...........       2,337
   20,000           Tamura......................         129
   70,000           TDK.........................       3,606
    7,000           Techno Ryowa................         133
  452,000           Teijin......................       2,072
   29,000           Toc.........................         270
   12,000           Tohoku
                        Telecommunications......          60
   23,000           Tokai Rubber Industries.....         259
  224,000           Tokio Marine &
                        Fire Insurance..........       2,299
   45,000           Tokyo Electronics...........       1,953
  125,000           Tokyo Steel Manufacturing...       2,322
   96,000           Toppan Printing.............       1,267
   34,000 shs       Topre.......................         243
   32,000         * Toshiba Tungaloy............         199
   12,000           Toyo Communication
                         Equipment..............         223
   41,000           Toyo Steel..................         130
    7,200           Trusco Nakayama.............         137
    7,000           Uniden......................         113
   30,000           Wako Securities.............         199
   10,600           Xebio.......................         394
   27,000         * Yamatane Securities.........          85
   24,000           Yamato Kogyo................         190
   22,000           York Benimaru...............         697
   12,600           Yurtec......................         229
Total Japan                                          175,906

SHORT-TERM INVESTMENTS-- 2.9%

COMMERCIAL PAPER

2,000,000 USD       Asset Securitization Coopera-
                      tive, 5.73%, 11/15/95.....       1,989
1,000,000           BMW U.S. Capital,
                      5.68%, 1/19/96............         986
2,000,000           Preferred Receivables Funding,
                      5.75%, 11/3/95............       1,994
  242,207           Investments in Commercial
                      Paper through a joint account,
                      5.87-5.88%, 11/1/95.......         242
Total Short-Term Investments                           5,211
____________________________________________________________
Total Investments in Securities -- 99.9%
  of Net Assets (Cost $194,664)                      181,117
____________________________________________________________
Other Assets Less Liabilities...................         266
                                                     -------



                                                Value
                                               --------
Net Assets Consist of:
Accumulated net realized gain/loss -
  net of distributions.......................  $ (2,717)
Net unrealized gain (loss)...................   (13,556)
Paid-in-capital applicable to
  19,313,467 shares of $0.01 par
  value capital stock outstanding;
  2,000,000,000 shares of the
  Corporation authorized.....................   197,656
                                               --------
Net Assets...................................               $181,383
                                                            ========
Net Asset Value Per Share....................                  $9.39
                                                            ========
_____________________________________________________________________

    *  Non-income producing
  CHF  Swiss franc
  DEM  German deutschemark
  USD  U.S. dollar

The accompanying nots are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Japan Fund / Year Ended October 31, 1995
(in thousands)


INVESTMENT INCOME
Income
  Dividend (net of foreign taxes of $196).........................  $  1,110
  Interest........................................................       493
  Other...........................................................         7
                                                                    --------
  Total income....................................................     1,610
                                                                    --------
Expenses
  Investment management...........................................     1,523
  Shareholder servicing...........................................       473
  Custody and accounting..........................................       186
  Prospectus and shareholder reports..............................        72
  Registration....................................................        60
  Legal and audit.................................................        36
  Directors.......................................................         9
  Proxy and annual meeting........................................         5
  Miscellaneous...................................................         8
                                                                    --------
  Total expenses..................................................     2,372
                                                                    --------
Net investment income.............................................      (762)
                                                                    --------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Securities......................................................    (2,717)
  Foreign currency transactions...................................         9
                                                                    --------
  Net realized gain (loss)........................................    (2,708)
                                                                    --------
Change in net unrealized gain or loss on:
  Securities......................................................   (22,032)
  Other assets and liabilities denominated in foreign currencies..       (15)
                                                                    --------
  Change in net unrealized gain or loss...........................   (22,047)
                                                                    --------
Net realized and unrealized gain (loss)...........................   (24,755)
                                                                    --------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  $(25,517)
                                                                    ========
________________________________________________________________________________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Japan Fund
(in thousands)

                                                       Year Ended October 31,
                                                         1995          1994
                                                       ---------    ---------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
  Net investment income..............................  $    (762)   $  (1,064)
  Net realized gain (loss)...........................     (2,708)      13,693
  Change in net unrealized gain or loss..............    (22,047)      (1,704)
                                                       ---------    ---------
  Increase (decrease) in net assets from operations..    (25,517)      10,925
                                                       ---------    ---------
Distributions to shareholders
  Net realized gain..................................    (12,421)      (5,844)
                                                       ---------    ---------
Capital share transactions*
  Shares sold........................................    179,849      318,131
  Distributions reinvested...........................     11,938        5,598
  Shares redeemed....................................   (175,769)    (212,670)
                                                       ---------    ---------
  Increase (decrease) in net assets from capital
   share transactions................................     16,018      111,059
                                                       ---------    ---------
Increase (decrease) in net assets....................    (21,920)     116,140

NET ASSETS
  Beginning of period................................    203,303       87,163
                                                       ---------    ---------
  End of period......................................  $ 181,383    $ 203,303
                                                       =========    =========
________________________________________________________________________________

*Share information
  Shares sold........................................     18,735       28,189
  Distributions reinvested...........................      1,180          573
  Shares redeemed....................................    (18,062)     (18,831)
                                                       ---------    ---------
  Increase (decrease) in shares outstanding..........      1,853        9,931
                                                       =========    =========
________________________________________________________________________________

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Japan Fund / October 31, 1995


Note 1 - Significant Accounting Policies

T. Rowe Price International Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940. The Japan Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the Corporation.

A) Valuation - Equity securities listed or regularly traded on a securities exchange (including Nasdaq) are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Other equity securities and those listed securities that are not traded on a particular day are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

        Short-term debt securities are valued at their cost which, when combined with accrued interest, approximates fair value.

        For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

        Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

B) Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

C)  Other - Income and expenses are recorded on the accrual basis.
Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

A) Commercial Paper Joint Account - The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

B) Securities Lending - To earn additional income, the fund lends its securities to approved brokers. At October 31, 1995, the market value of securities on loan was $7,854,000, which was fully collateralized with cash. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

C) Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $97,477,000 and $95,465,000, respectively, for the year ended October 31, 1995.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $2,717,000 which expire in 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

        In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, $762,000 of undistributed net investment income and $174,000 of undistributed net realized gains were reclassified as a $588,000 decrease to paid-in-capital during the year ended October 31, 1995. The results of operations and net assets were not affected by the reclassifications.

        At October 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $194,664,000 and net unrealized loss aggregated $13,547,000, of which $3,926,000 related to appreciated investments and $17,473,000 to depreciated investments.

Note 4 - Related Party Transactions

The fund is managed by Rowe Price-Fleming International, Inc. (the Manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

        The investment management agreement between the fund and the Manager provides for an annual investment management fee, of which $165,000 was payable at October 31, 1995. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.50% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Price Associates (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At October 31, 1995, and for the year then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.

        Under the terms of the investment management agreement, the Manager was required to bear any expenses through October 31, 1995 which would have caused the fund's ratio of expenses to average net assets to exceed 1.50%. Thereafter through October 31, 1997, the fund is required to reimburse the Manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.50%. Pursuant to this and a previous agreement, $193,000 of unaccrued 1992-1993 fees were repaid during the year ended October 31, 1995, and $148,000 remains subject to reimbursement through December 31, 1995.

        In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $450,000 for the year ended October 31, 1995, of which $43,000 was payable at period-end.

        During the year ended October 31, 1995, the fund, in the ordinary course of business, paid commissions of $243,000 to, and placed security purchase and sale orders aggregating $56,792,000 with, certain affiliates of the Manager in connection with the execution of various portfolio transactions.

Financial Highlights
T. Rowe Price Japan Fund

                                                               For a share outstanding throughout each period
                                                         --------------------------------------------------------------
                                                                Year Ended            Ten Months      From December 30,
                                                                October 31,              Ended            1991* to
                                                         ----------------------       October 31,       December 31,
                                                           1995          1994           1993++              1992
                                                         --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD................       $11.64        $11.58         $ 8.64             $10.00
                                                           ------        ------         ------             ------
Investment Activities
  Net investment income.............................        (0.04)        (0.06)**       (0.05)**           (0.01)**
  Net realized and unrealized gain (loss)...........        (1.40)         0.97           2.99              (1.35)
                                                           ------        ------         ------             ------
  Total from Investment Activities..................        (1.44)         0.91           2.94              (1.36)
                                                           ------        ------         ------             ------
Distributions
  Net realized gain.................................        (0.81)        (0.85)            --                 --
                                                           ------        ------         ------             ------
NET ASSET VALUE, END OF PERIOD......................       $ 9.39        $11.64         $11.58             $ 8.64
                                                           ======        ======         ======             ======
__________________________________________________________________________________________________________________________

RATIOS/SUPPLEMENTAL DATA

Total Return........................................      (12.9)%          9.3%**        33.7%**          (13.4)%**
Ratio of Expenses to Average Net Assets.............        1.50%         1.50%**        1.50%**+           1.50%**
Ratio of Net Investment Income
 to Average Net Assets..............................      (0.48)%       (0.68)%**      (0.58)%**+         (0.22)%**
Portfolio Turnover Rate.............................        62.4%         61.5%          61.4%+             41.6%
Net Assets, End of Period (in thousands)............     $181,383      $203,303        $87,163            $45,792
__________________________________________________________________________________________________________________________

 + Annualized.

++ The fund's fiscal year-end was changed to October 31.

 * Commencement of operations.

** Excludes expenses in excess of a 1.50% voluntary expense limitation in effect through October 31, 1995.

Report of Independent Accountants

To the Board of Directors and Shareholders of
T. Rowe Price Japan Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Japan Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc.) at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Baltimore, Maryland
November 17, 1995

Shareholder Services

To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information and services--at no extra cost.

Knowledgeable Service Representatives

By Phone--Shareholder service representatives are available from 8:00 a.m. to 10:00 p.m. Monday-Friday, and weekends from 9:00 a.m. to 5:00 p.m. ET. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person--Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

Automated 24-Hour Services

        Tele*Access(R) (1-800-638-2587) provides information such as account balance, date and amount of your last transaction, latest dividend payment, and fund prices and yields. Additionally, you have the ability to request prospectuses, statements, account and tax forms; reorder checks; and initiate purchase, redemption, and exchange orders for identically registered accounts.

        PC*Access(R) provides the same information as Tele*Access, but on a personal computer via dial-up modem.

Account Services

        Checking--Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield Fund and Emerging Markets Bond Fund).

        Automatic Investing--Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.

        Automatic Withdrawal--If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

        Dividend and Capital Gains Payment Options--Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

Investment Information

        Combined Statement--A comprehensive overview of your T. Rowe Price accounts. The summary page gives your earnings by tax category, provides total portfolio value, and lists your investments by type - stock, bond, and money market. Detail pages itemize account transactions by fund.

       Shareholder Reports--Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

        The T. Rowe Price Report--A quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

        Performance Update--A quarterly report reviewing recent market developments and providing comprehensive performance information for every
T. Rowe Price fund.

        Insights--A library of information that includes reports on mutual fund tax issues, investment strategies, and financial markets.

        Detailed Investment Guides--Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, Retirement Planning Kit
(also available on disk for PC use), and Guide to Risk-Adjusted Performance can help you determine and reach your investment goals.

Discount Brokerage

You can trade stocks, bonds, options, precious metals, and other securities at a substantial savings over regular commission rates. Call a shareholder service representative for more information.

T. Rowe Price No-Load Mutual Funds

STABILITY
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

CONSERVATIVE INCOME
Short-Term Bond
Short-Term Global Income
Short-Term U.S. Government
Summit Limited-Term Bond
U.S. Treasury Intermediate
Florida Insured Intermediate Tax-Free
Maryland Short-Term Tax-Free Bond
Summit Municipal Intermediate
Tax-Free Insured Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond

INCOME
Global Government Bond
GNMA
New Income
Spectrum Income
Summit GNMA
U.S. Treasury Long-Term
California Tax-Free Bond
Georgia Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Tax-Free Income
Virginia Tax-Free Bond

AGGRESSIVE INCOME
Corporate Income
Emerging Markets Bond
High Yield
International Bond
Tax-Free High Yield

CONSERVATIVE GROWTH
Balanced
Capital Appreciation
Dividend Growth
Equity Income
Equity Index
Growth & Income
Spectrum Growth
Value

GROWTH
Blue Chip Growth
European Stock
Growth Stock
International Stock
Japan
Mid-Cap Growth
New Era
Small-Cap Value

AGGRESSIVE GROWTH
Capital Opportunity
Emerging Markets Stock
International Discovery
Latin America
New America Growth
New Asia
New Horizons
OTC
Science & Technology

PERSONAL STRATEGY FUNDS
Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

Call if you want to know about any T. Rowe Price fund. We'll send you a prospectus with more complete information, including management fees and other expenses. Read it carefully before you invest or send money.

T. Rowe Price Investment
Services, Inc., Distributor

For yield, price, last transaction,
and current balance, 24 hours,
7 days a week, call:

1-800-638-2587 toll free
625-7676 Baltimore area

For assistance with your existing
fund account, call:

Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

T. Rowe Price
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distri-
bution only to shareholders and to
others who have received a copy of
the prospectus of the T. Rowe Price
Japan Fund.

[LOGO OF T. ROWE PRICE]



Annual Report


[LOGO OF T. ROWE PRICE]
Japan Fund



October 31, 1995